SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  September 11, 1998

(Date of earliest event reported)

Commission File No.:   333-32019

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1998- CG1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2111415
52-2111416
52-2111417
52-6930667
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On September 11, 1998 a distribution was made to holders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates
Series 1998- CG1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
Pass-Through Certificates, Series 1998- CG1, relating to the
September 11, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1998- CG1


September 23, 1998   by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 1998-CG1 Trust, relating to the
               September 11, 1998 distribution